Exhibit 99.1

Investor Presentation May 2025 01

Disclaimer Industry and Market Data In this Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Sharon competes and other industry data . We obtained this information and statistics from third - party sources, including reports by market research firms and company filings . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Sharon will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Financial Information; Non - GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by ROTH CH with the SEC, and such differences may be material . In particular, all Sharon projected financial information included herein is preliminary and subject to risks and uncertainties . Any variation between Sharon’s actual results and the projected financial information included herein may be material . This Presentation also contains non - GAAP financial measures and key metrics relating to the combined company’s projected future performance . A reconciliation of these non - GAAP financial measures to the corresponding GAAP measures on a forward - looking basis is not available because the various reconciling items are difficult to predict and subject to constant change . Use of Projections This Presentation contains projected financial information with respect to Sharon and ROTH CH . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See “Forward - Looking Statements” below . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Any financial projections in this Presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sharon’s and ROTH CH’s control . While all projections are necessarily speculative, Sharon and ROTH CH believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation . The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections . The inclusion of projections in this Presentation should not be regarded as an indication that Sharon and ROTH CH, or their representatives, considered or consider the projections to be a reliable prediction of future events . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . The foregoing list of factors is not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in ROTH CH and is not intended to form the basis of an investment decision in ROTH CH . Readers should carefully review the foregoing factors and other risks and uncertainties described in the “Risk Factors” section of the reports, which ROTH CH has filed or will file from time to time with the SEC . There may be additional risks that neither Sharon nor ROTH CH presently know, or that Sharon and ROTH CH currently believe are immaterial, that could cause actual results to differ from those contained in forward looking statements . For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward - looking statements in this Presentation . All subsequent written and oral forward - looking statements concerning Sharon and ROTH CH, the Proposed Business Combination or other matters and attributable to Sharon and ROTH CH or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . 02 This presentation (this “Presentation) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt . On January 28 , 2025 , Sharon AI Inc . , a Delaware corporation (“Sharonˮ or “SHARON AI”), and Roth CH Acquisition Co . , a Cayman Islands exempted company (“ROTH CHˮ), entered into a Business Combination Agreement (as it may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreementˮ) regarding a proposed business combination and related transactions (the “Proposed Business Combinationˮ) . This Presentation does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, or an exemption therefrom . The information contained herein does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . Sharon and ROTH CH assume no obligation to update the information in this Presentation, except as required by law . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE .

business strategies, events or results of operations, are forward - looking statements . These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or similar expressions . Such forward - looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements . Certain of these risks are identified and discussed in ROTH CH’s most recent 10 - K, dated March 28 , 2025 , under the heading “Risk Factors . ” These risk factors will be important to consider in determining future results and should be reviewed in their entirety . These forward - looking statements are expressed in good faith, and ROTH CH and Sharon believe there is a reasonable basis for them . However, there can be no assurance that the events, results or trends identified in these forward - looking statements will occur or be achieved . Forward - looking statements speak only as of the date they are made, and neither ROTH CH nor Sharon is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law .  In addition to factors previously disclosed in ROTH CH’s reports filed with the SEC and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results to differ materially from forward - looking statements or historical performance : (i) expectations regarding Sharon’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Sharon’s ability to invest in growth initiatives and pursue acquisition opportunities ; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement ; (iii) the outcome of any legal proceedings that may be instituted against Sharon or ROTH CH following announcement of the Proposed Business Combination and the transactions contemplated thereby ; (iv) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain ROTH CH stockholder approval on the expected terms and schedule, as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated ; (v) the failure to complete the planned PIPE financing ; (vi) the risk that the announcement and consummation of the Proposed Business Combination disrupts Sharon’s current operations and future plans ; (vii) the ability to recognize the anticipated benefits of the Proposed Business Combination ; (viii) unexpected costs related to the Proposed Business Combination ; (ix) limited liquidity and trading of ROTH CH’s securities ; (x) geopolitical risk and changes in applicable laws or regulations ; (xiv) the possibility that ROTH CH and/or Sharon may be adversely affected by other economic, business, and/or competitive factors ; (xi) operational risk ; (xii) risk that the COVID - 19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations ; (xiii) the risks that the consummation of the Proposed Business Combination is substantially delayed or does not occur ; (xiv) the risk that Sharon will be unable to complete the Supercluster ; and (xv) the risk that Sharon will be unable to complete the Texas Critical Data Center development project . Important Information About the Proposed Business Combination and Where to Find It In connection with the Proposed Business Combination, Roth CH Holdings, Inc . , a Delaware corporation and a wholly - owned subsidiary of ROTH CH (“Holdings”) has filed with the SEC a preliminary registration statement on Form S - 4 on May 14 , 2025 , which includes a definitive proxy statement of ROTH CH and a prospectus of Holdings for the registration of Holdings securities (as amended from time to time, the “Registration Statement”) . A full description of the terms of the Proposed Business Combination is provided in the Registration Statement . ROTH CH urges investors, stockholders and other interested persons to read the Registration Statement and the definitive proxy statement/prospectus, as well as other documents filed with the SEC because these documents will contain important information about Sharon, ROTH CH, Holdings and the Proposed Business Combination . After the Registration Statement has been declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to stockholders of ROTH CH as of a record date established for voting on the Proposed Business Combination . Stockholders and other interested persons will also be able to obtain a copy of the proxy statement, without charge, by directing a request to : Roth CH Acquisition Co . , 888 San Clemente Drive, Suite 400 , Newport Beach, CA 92660 . The definitive proxy statement/prospectus, can also be obtained, without charge, at the SEC's website ( www . sec . gov ) . The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation .  Participants in the Solicitation Sharon, ROTH CH and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination described herein under the rules of the SEC . Information about such persons and a description of their interests will be contained in the Registration Statement when it is filed with the SEC . These documents can be obtained free of charge from the sources indicated above .  Cautionary Statements Regarding Forward Looking Statements This Presentation contains forward - looking statements including, but not limited to, Sharon’s and ROTH CH’s expectations or predictions of future financial or business performance or conditions . Forward - looking statements are inherently subject to risks, uncertainties and assumptions . Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, 03 All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation . To the fullest extent permitted by law in no circumstances will Sharon, ROTH CH or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Neither Sharon nor ROTH CH has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Sharon or the Proposed Business Combination . Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . No Representation or Warranties

04

The World is witnessing a Surge in Demand for AI/HPC

What began as a concept has rapidly transformed into a multi-billion dollar industry, impacting many sectors.

This surge is fueled by many factors including:

- The rise of cloud and GPU accelerated computing.
- The increasing demand for automation and robotics.
- The proliferation of big data and Internet of Things (IoT)
- Breakthroughs in AI algorithms and models.

Global Market Size:

Projected to reach US$244bn[2] in 2025

U.S. Market Size:

United States, reaching US$74bn[3] in 2025

CAGR 2025-2030:

28%, resulting in a market volume of US$826bn[2] by 2030.

AI-related capital expenditures:

Over $300 bn[1]

(1) "Data Centers at the Heart of the AI and Digital Economy Surge" Forbes, Sep 2024
(2) "AI Market Size Worldwide from 2020-2030" Statista, Nov 2025; "Artificial Intelligence Worldwide - Statistics & Facts", Statista, Mar 2025
(3) "Artificial Intelligence - United States" Statista, 2024.
The Artificial Intelligence (AI) market includes software, hardware, and services that enable organizations to develop and deploy AI applications.

Estimated global data center capacity demand, gigawatts



250
200
150
100
50
0
+22%
CAGR
Generative
AI workload
+39%
CAGR
Other
workload
+16%
CAGR
2023
2030

Demand for advanced-AI capacity

% of total data center capacity demand



100
80
60
40
20
0
+33%
CAGR
2023
2030

McKinsey & Company data shows AI is the primary driver of data center capacity growth, with advanced-AI capacity projected to increase at a 33% CAGR.

Midrange scenario is based on analysis of AI adoption trends; growth in shipments of different types of chips (application-specific integrated circuits, graphics processing units, etc) and associated power consumption; and the typical compute, storage, and network needs of AI workloads. Demand is measured by power consumption to reflect the number of servers a facility can house.
McKinsey Data Center Demand model
"AI power: Expanding data center capacity to meet growing demand" McKinsey & Company Oct 2024.

05

SHARON -AI-

AI/HPC in the Media



OpenAI Announces $500B Stargate Project to Fuel AI Innovation

https://openai.com/index/announcing-the-stargate-project/


NVIDIA

NVIDIA Q4 Revenue Soars 78% to $39.3B, Profit Up 80% Amid Strong AI Demand

https://www.nytimes.com/2025/02/26/technology/nvidia-quarterly-earnings.html


Meta
1 Hacker Way

Facebook-parent Meta to Invest $10 Billion in Louisiana Data Center

https://www.reuters.com/technology/meta-invest-10-billion-louisiana-data-center-2024-12-04/

Elon Musk's xAI targets one million GPUs for Colossus supercomputer in Memphis

https://www.datacenterdynamics.com/en/news/xai-elon-musk-memphis-colossus-gpu/

Lambda Raises $480M to Expand AI Cloud Platform and Infrastructure

https://www.businesswire.com/news/home/20250219042887/en/Lambda-Raises-480M-to-Expand-AI-Cloud-Platform



Australia's Macquarie to Invest Up to $5 Bln in Applied Digital Data Centers

https://www.reuters.com/business/finance/macquarie-invest-up-5-bln-applied-digital-data-centers-wsj-reports-2025-01-14/

Core Scientific and CoreWeave Announce $1.2 Billion Expansion at Denton, TX Site

https://investors.corescientific.com/news-events/press-releases/detail/110/core-scientific-and-coreweave-announce-1-2-billion-expansion-at-denton-tx-site


OpenAI

CoreWeave Secures $11.9 Billion Contract with OpenAI and Plans 2025 IPO at $35 Billion Valuation

https://www.reuters.com/technology/artificial-intelligence/coreweave-strikes-12-billion-contract-with-openai-ahead-ipo-sources-say-2025-03-10/

SHARON -AI-
06

AI/High Performance Computing Ecosystem SHARON AI is a NVIDIA Cloud Partner (NCP). SHARON AI has an existing commercial relationship with Lenovo for the supply of GPU/Servers, including the Lenovo Truscale program. SHARON AI has an existing commercial relationship and GPU deployments with NEXTDC. Intended 1K Supercluster inside NEXTDC’s Tier IV data center, Melbourne, Australia. SHARON AI has an existing commercial relationship with VAST Data. VAST Data unifies storage, database, and containerized compute into a single, scalable software platform to power AI & deep learning in modern data centers and clouds. 07

Our History of AI Platform as a Service 08 Note: Initial phase of NVIDIA Reference Architecture Cluster expected to be deployed in June 2025.

The SHARON AI Supercluster SHARON AI has architected and started to build an intended 1K GPU Supercluster on NVIDIA Reference Architecture, inside the NEXTDC Tier IV certified data center in Melbourne, Australia. Intended 1K GPU Supercluster ● 1,016 x H200 GPUs ● 24,384 AVX - 512 CPU cores ● 800Gbps InfiniBand Non - Blocking Interconnects ● Bluefield 200GBe Cluster Mngt Fabric ● 200GBe Ethernet Storage Network ● Vast Storage Platform - Shared File System – Scaled as required 09 The intended 1K cluster is designed to be well suited for enterprise grade customers from sectors including financial services, technology, and government. “AI and accelerated computing provide the backbone for industries across Australia to advance and scale their work with unprecedented efficiency. With NVIDIA H200 GPUs and NVIDIA Quantum - 2 Infiniband. Sharon AI is building a world - class GPUaaS platform that can drive innovation and empower Australian businesses and researchers to tackle the most complex AI challenges.” - Sudarshan Ramachandran, Country Manager Enterprise, ANZ at NVIDIA 1 (1): “Sharon AI to Forge Australia's AI Future with Groundbreaking GPUaaS Supercomputer Featuring NVIDIA Accelerated Computing and Software” Businesswire, March 11, 2025.

Hypothetical GPU Annual Revenue Analysis GPU Rate per Hour $ 1.50 $ 2.00 $ 2.50 $ 3.00 $ 3.50 Quantity of H200 GPU 500 $ 5,913,000 $ 7,884,000 $ 9,855,000 $ 11,826,000 $ 13,797,000 1,000 $ 11,826,000 $ 15,768,000 $ 19,710,000 $ 23,652,000 $ 27,594,000 1,500 $ 17,739,000 $ 23,652,000 $ 29,565,000 $ 35,478,000 $ 41,391,000 2,000 $ 23,652,000 $ 31,536,000 $ 39,420,000 $ 47,304,000 $ 55,188,000 2,500 $ 29,565,000 $ 39,420,000 $ 49,275,000 $ 59,130,000 $ 68,985,000 3,000 $ 35,478,000 $ 47,304,000 $ 59,130,000 $ 70,956,000 $ 82,782,000 Hypothetical GPU Annual Revenue equals stated number of GPUs times stated GPU Rate per Hour times 8,760 hours times 90% assumed utilization. All assumptions and projections are illustrative only and actual results will vary. There can be no assurances that all the assumed capex can be raised, GPUs can be deployed under existing colocation contracts, assumed utilization metrics will be met or that all additional GPUs can be purchased. Market information as of May 2025. 10

Hypothetical Unit Economics for 1K GPUs

Assumptions include:

- 1016 Nvidia H200 GPUs generating $2.50/hr/GPU with 90% utilization
- Capex fully funded; excludes cost of networking equipment.
- Gross Profit = Revenue minus Direct Costs (Power, Data Center, Connectivity)

Operation	Annual
Revenue	$20,025,360
COGS	$(2,835,376)
GP	$17,189,984
GP%	86%

Capex	
GPU/Server	$37,592,000
Colo Setup	$227,500
Total	$37,819,500


Lenovo

Lenovo ThinkSystem SR680a V3 Server

All assumptions and projections are illustrative only and actual results will vary. There can be no assurances that all the assumed capex can be raised, GPUs can be deployed under existing colocation contracts, assumed utilization metrics will be met or that assumed GPU hourly rates will be achieved. Market information as of May 2025.

SHARON -AI-
11

SHARON AI Studio – Platform as a Service

SHARON -AI-

AI Platform as a Service

Cloud infrastructure and expert AI/HPC operations and technicians, delivering customer objectives on SHARON AI Cloud.

05 Addressable Customer Use Cases

Banking | Insurance | Resources | Healthcare | Higher Education | Research | Defence | VFX

04 Platform as a Service

Inference | LLMs | Fine Tuning | NIMs | PyTorch | ONNX | Jupyter | R Studio | OpenCV | TensorFlow | JAX

03 Services

AI Ops | Networking | Solutions Architects | Systems Integration | Data Management

02 GPU as a Service

Bare Metal | Virtualisation | Docker | Kubernetes Clusters | Virtual Desktop | Linux | Windows | Apptainer

01 Proprietary Orchestration

Server Agent | Analytics | Load Balancing

Tenant 1 - ABC

Encryption Group: Tenant 2 - XYZ | Tenant 3 - XYZ

00 Core Infrastructure

GPU Compute | Low Latency Network | File System | Data Storage

Includes software and capabilities that are compatible with and can be used with the Platform.

Windows is a trademark of Microsoft Corporation, NVIDIA NIM is a trademark of NVIDIA Corporation, TensorFlow is a trademark of Alphabet Inc., R Studio is a trademark of Posit PBC, PyTorch and Linux are trademarks of the Linux Foundation, Docker is a trademark of Docker Inc., ONNX is a trademark of LF Projects LLC, OpenCV is a trademark of OpenCV.org, JAX is a trademark by Alphabet Inc.

12

SHARON -AI-

Australian and U.S. sales team + channel/alliance partners SHARON AI GPU & CPU Compute Infrastructure NVIDIA H100 NVIDIA H200 1 NVIDIA L40S NVIDIA A40 RTX3090 GPUs: AMD MI300X 13 1 H200 expected June 2025.

MISO CAISO Southwest 14

Indicative Timeline for Intended 250MW Data Center Campus

Q2 2025

- Site identification and LOI finalized
- MOU with power generation vendor/operator finalized
- Explore grid interconnection
- Conversations with potential customers
- Due diligence and negotiation of definitive documents for land acquisition
- Conversations with additional gas supply partners

Q3 2025

- Commence detailed design for data center, power plant, and fiber connectivity
- Secure permits
- Finalize natural gas supply contracts with New Era Helium and others

Q4 2025

- Secure data center customer
- Finalize any carbon capture plans based on customer requirements
- Raise project financing and commence construction

2026

- Continue construction, with an intended initial phase of 100MW of power online based on MOU

2027 Onward

- Complete construction and expand campus to meet potential additional demand

There can be no assurances that SHARON AI will successfully complete the project. In addition, SHARON AI may alternatively sell part or all of the project at any stage of development, including selling powered land.

SHARON -AI-
15

James is the Chairman of Sharon AI . His career has spanned over 22 years across technology, finance, property development and funds management . James was the CEO and Founder of Mawson Infrastructure Group, where he built over 100 Modular Data Centers across 200 MW of energy in the USA . James has completed a Master of Business (Finance) and a Masters in Property Development from the University of Technology Sydney as well as a Bachelor of Accounting from ACU . He is a Fellow of the Institute of Company Directors (FAICD), and a member of Institute of Public Accountants (IPA) . James Manning Co - founder & Non - executive Chairman, Vertua Property Inc Mr . Woodward is the founder of MHW Capital Management, LLC, a position he has held since September 2005 . From 1996 to 2005 , Mr . Woodward was the Managing Director for Regan Fund Management, LLC . He served as the President and Chief Executive Officer and Director of Cartesian, Inc . from June 2015 to July 2018 , and currently serves as Chairman of the Board and Chairman of the Audit Committee for TSS, Inc . , as Chairman of the Board and Chairman of the Audit Committee for Precision Optics Corporation, and as the CEO of Innovative Power, LLC . Prior to founding MHW Capital Management, Mr . Woodward served as an economist for the Council of Economic Advisors at the White House . Mr . Woodward holds a BA in economics from Colgate University and a Masters of International Affairs with a concentration in international economics and finance from Columbia University . He is also a Chartered Financial Analyst . Peter Woodward Post Business Combination Close Appointee Wolf Schubert is the CEO of Sharon AI . His career has spanned over 25 years across technology, capital markets and risk management . Most recently he ran part of the institutional business at BlockFi .. Before that he held senior roles at Vista Equity Partners and Strategic Value Partners, where he was Chief Risk Officer . Wolf began his career at Oliver Wyman before spending several years as an investment banker at Goldman Sachs, JP Morgan and Merrill Lynch . Born and raised in Germany, he holds undergraduate degrees from the University of Michigan, Ann Arbor, in Aerospace Engineering and Mechanical Engineering and a Masters degree from Princeton University in Mechanical and Aerospace Engineering . Wolf Schubert CEO Ex - Goldman Sachs, JP Morgan, Vista Equity Partners Alastair Cairns' three - decade career spans technology, asset & wealth management, and consulting . Alastair is currently the Head of Asset Management, North America at Linedata, based in New York . He spent five years at Addepar, a provider of reporting and analytics software to wealth managers, where he was head of marketplace and president of Acervus Securities . He joined Addepar from Credit Suisse, where he held executive positions for nearly a decade in strategy, product, and M&A roles .. Before that he was head of business development at Silver Point Capital, a credit hedge fund . Alastair began his career at McKinsey & Company, where he rose to partner in the financial services practice . Born and raised in Canada, he holds degrees in Physics and Economics from Queen’s University in Canada and an MA in Economics from the University of Chicago . Alastair Cairns Non - executive director Ex - Credit Suisse, Addepar Brent Lanier is an experienced senior technology and operations executive . He is an expert in business transformation, technology strategy and mergers & acquisitions . Most recently, he was the Global Chief Information Officer at Vista Equity Partners, one of the largest technology - focused global private equity firms, with $ 100 BN in funds under management and over 600 + private equity transactions . Prior to Vista, he held positions at Boston Consulting Group, Bain Capital and Cambridge Associates . Brent began his career at Andersen Consulting and holds an undergraduate degree in Computer Science from Georgia Tech and an ALM in Technology Management from Harvard . Brent Lanier Non - executive director Ex - Vista Equity Partners, Bain Capital, Cambridge Associates The SHARON AI Board of Directors has extensive experience across US energy infrastructure, technology & financial markets Board of Directors 16

Led by a seasoned group of entrepreneurs and engineers with deep expertise in AI and Cloud Computing, our team is our greatest asset. Daniel Mons Led by a seasoned group of entrepreneurs and engineers with deep expertise in AI and Cloud Computing, our team is our greatest asset. Wolf Schubert CEO Financial Markets and Risk Andrew Leece Co - founder & COO Cloud Infrastructure Tim Broadfoot CFO Finance and Operations Kieran Habojan Head of Sales , Asia - Pacific Enterprise Sales, Cloud Infrastructure Daniel Mons CTO Cloud Infrastructure Nick Hughes - Jones Co - founder & SVP, Business Development Financial Markets & Infrastructure Nathanial Marsh Data Center Operations Manager Cloud Infrastructure Scott Donnelly AI Systems Administrator Cloud Infrastructure James Mahon Senior Software Developer (Contractor) Cloud Infrastructure Our Team 17

Our Advisory Board Associate Chair and Professor, Department of Mechanical and Aerospace Engineering. Director, Graduate Certificate in Computational Science and Engineering. Associated Faculty, Princeton Institute for Computational Science and Engineering. Associated Faculty, Andlinger Center for Energy and the Environment Princeton University. Faculty Researcher, High Performance Algorithms and Complex Fluids Group, Computational Science Center, National Renewable Energy Laboratory. Luc Betbeder - Matibet is a nationally recognised subject matter expert in High - Performance Research Computing, Research Data practices and shared Research Infrastructure services . He is President of AeRo (Australia's eResearch Organisation), co - chair of the eResearch Australasian peak Annual Conference and is a member of the Australian Research Data Commons (ARDC) Research & Technology Advisory Committee . He is an Adjunct Senior Lecturer in UNSW Faculty of Medicine Centre for Big Data and has been a Visiting Scientist with the Data 61 Visual Analytics Team in Australia's National Science Agency CSIRO . He has held director - level roles for 15 years in higher - ed ICT and eResearch . Luc is currently the Executive Director Research Technology Services at UNSW, a shared services function that he established which is responsible for providing Research Computing and Research Data to 5000 + researchers . Prior to joining SHARON AI, Tal served as CEO of Kraken US (Payward Ventures Inc) . As CEO Tal led Kraken's application for Money Transmitter Licenses in all relevant US States and territories, and obtained Kraken's first 17 Money Transmitter Licenses, while growing the business rapidly in terms of trading volumes and customers . Prior to Kraken, Tal worked in a series of world leading organizations including McKinsey & Co, Google and EY . Tal is a serial entrepreneur who co - founded three start ups and led them to exit events, graduating from Hebrew University with a Law Degree . Professor Michael E. Mueller Advisory Board Luc Betbeder - Matibet Advisory Board Tal Cohen Advisory Board/Business Development The SHARON AI advisory Board is made up of academic, AI/HPC research and technology industry executives. 18

19